SUB-ITEM 77D: Policies with Respect to Security Investments

IXIS U.S. Diversified Portfolio

Incorporated by reference to Parts A and B of post-effective amendment no. 61 to Registrant's registration statement filed on Form Type 485BPOS on April 29, 2005 (Accession No. 0001193125-05-090069).